UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2020

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.  Other Events.

As previously disclosed, on February 28, 2020, Aptevo Therapeutics, Inc. (“we,” “our” or the “Company”) entered into an LLC Purchase Agreement with Medexus Pharma, Inc. (“Medexus”), pursuant to which we sold all of the issued and outstanding limited liability company interests of Aptevo BioTherapeutics LLC, a wholly owned subsidiary of the Company. As a result of the transaction, Medexus obtained all right, title and interest to the IXINITY product and the related Hemophilia B business and intellectual property (collectively, the “Aptevo BioTherapeutics Business”).  Additionally, as previously disclosed, on March 26, 2020 we effected a 1-for-14 reverse stock split of our outstanding common stock, without any change in par value per share (the “Reverse Stock-Split”).

We are filing this Current Report on Form 8-K (this “Form 8-K”) to recast certain historical financial information and related disclosures contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), which was filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2020. The information included in Exhibit 99.1 to this Form 8-K presents the financial results of the Aptevo BioTherapeutics Business as a discontinued operation and retroactively adjusts all share and per share amounts to reflect the Reverse Stock Split for all periods presented.  The information in this Form 8-K, including the information incorporated herein by reference, is not an amendment to, or restatement of, the 2019 Form 10-K.

Beginning in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10‑Q”), we presented the Aptevo BioTherapeutics Business as discontinued operations and held for sale in our interim condensed financial statements for all periods presented as a result of meeting the criteria for held for sale and discontinued operations during the quarter ended March 31, 2020. Accordingly, we are filing this Form 8-K to recast the relevant financial information in the 2019 Form 10-K for the Aptevo BioTherapeutics Business as discontinued operations and held for sale and for the change in the measure of profit or loss and reportable segments as of and for each of the periods covered by the 2019 Form 10-K.

The information included in Exhibit 99.1 to this Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate our audited consolidated financial statements that were included in the 2019 Form 10-K. Unaffected items and unaffected portions of the 2019 Form 10-K have not been repeated in, and are not amended or modified by Exhibit 99.1 to this Form 8-K. Exhibit 99.1 to this  Form 8-K does not reflect events occurring after we filed the 2019 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the presentation of the Aptevo BioTherapeutics Business as a discontinued operation and to retroactively adjust all share and per share amounts to reflect the Reverse Stock Split. Therefore, Exhibit 99.1 to this Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2019 Form 10-K.

Exhibit 99.1 of this Form 8-K presents a recast of the following historical financial information and related disclosures:

Part II

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data

The revised portions of the 2019 10-K are attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1

Retrospective revisions to the following portions of Aptevo Therapeutics Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019, as originally filed with the SEC on March 25, 2020: Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: December 14, 2020	By:	/s/ Marvin White
Marvin White President & Chief Executive Officer